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Exhibit 10.41

                          AMENDMENT TO MANAGEMENT AGREEMENT


     This Amendment to Management Agreement (the "Amendment") is made effective as of November 1, 1997, by and between Cross-Continent Auto Retailers, Inc. ("C-CAR") and Tar-Car, Inc. (the "Company").

                                       RECITALS

     A. By that certain Management Agreement (the "Management Agreement") dated October 16, 1997, by and between C-CAR and the Company, C-CAR agreed to manage the Dealership (as defined in the Management Agreement).

     B.   C-CAR and the Company desire to amend the Management Agreement.

                                      AGREEMENT

     In consideration of the mutual agreements set forth in this Amendment, C-CAR and the Company agree as follows:

          1. The second sentence of Paragraph 1 of the Management Agreement is deleted in its entirety and the following is substituted therefor:

          C-CAR shall assume management responsibilities of the Dealership effective December 1, 1997 (the "Effective
          Date").

          2. Subparagraph 3(b) of the Management Agreement is deleted in its entirety.

          3. Subparagraph 4(c) of the Management Agreement is deleted in its entirety.

          4. The following sentence is added to the end of paragraph 12 of the Management Agreement:

          Randt may be employed in northern Nevada in a position that allows Randt to perform his obligations under this Agreement.

          5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of California.

          6. This Amendment shall be binding upon and shall inure to the benefit of the

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parties hereto and their respective successors and assigns.

          7. Except as specifically set forth herein, all other provisions of the Management Agreement remain in full force and effect.

                              CROSS-CONTINENT AUTO RETAILERS, INC.,
                              a Delaware corporation


                              By:
                                 -------------------------------
                                   Robert W. Hall, Vice Chairman


                              TAR-CAR, INC., a California corporation


                              By:
                                 -------------------------------
                                   Thomas A. Randt, President


                              By:
                                 -------------------------------
                                   Ronald J. Blomquist, Vice President




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